UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) September 24, 2008

                          Capital Southwest Corporation
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             (Exact name of registrant as specified in its charter)

           Texas                       811-1056                  75-1072796
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

12900 Preston Road, Suite 700, Dallas, Texas                     75230
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             972-233-8242
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

Capital Southwest Corporation is sorry to announce that William R. Thomas passed away on September 23, 2008. Mr. Thomas joined Capital Southwest in 1962 and served as the company's president from 1980 until his retirement on July 16, 2007. He was named chairman of the board in 1982 and continued on as a director upon his retirement.

Item 9.01.  Financial Statements and Exhibits.

(a)   None.
(b)   None.
(c)   None.
(d)   Exhibits

        Exhibit
         Number          Description
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          99.1           Press Release dated September 24, 2008













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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 24, 2008
                                             By:  /s/  Gary L. Martin
                                                  -------------------
                                                  Name: Gary L. Martin
                                                  Title: President and Chairman